UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 25, 2015 (June 24, 2015)
Date of Report (date of Earliest Event Reported)
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NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)
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MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, Second Floor, New York, NY 10001
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR     240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission.  Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 5.07.      Submission of Matters to a Vote of Security Holders.

Newtek Business Services Corp. (the “Company”) held its Annual Meeting of Shareholders on June 24, 2015. A total of 9,090,835 shares of the Company’s common stock were present or represented by proxy at the meeting. The Company’s shareholders voted on three proposals and cast their votes as follows:

Proposal 1: To elect two directors of the Company, each to serve on the Board of Directors until the Company’s Annual Meeting of Shareholders in 2018 and until their successors are duly elected and qualified:

Director	Votes For	Votes Withheld	Broker Non-Votes
Peter Downs	4,341,648	123,903	4,625,284
Barry Sloane	4,319,163	146,388	4,625,284

Proposal 2: To ratify the selection of McGladrey LLP as the Company’s independent registered accounting firm (independent auditors) for the fiscal year ended December 31, 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,827,361	174,616	88,858	0

Proposal 3: An advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,336,718	72,337	56,496	4,625,284

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: June 25, 2015	By:	/S/ BARRY SLOANE
Barry Sloane
Chairman of the Board and Chief Executive Officer